UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-8168

					Aquila Rocky Mountain Equity Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	06/30/07

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.



SEMI-ANNUAL
REPORT

JUNE 30, 2007

                   [LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
              A RECTANGLE WITH A DRAWING OF TWO MOUNTAINS AND WORDS
                      "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                             AN INVESTMENT DESIGNED
                        FOR GROWTH AT A REASONABLE PRICE

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]             AQUILA GROUP OF FUNDS(SM)

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

                              "THE ROAD NOT TAKEN"

                                                                    August, 2007

Dear Fellow Shareholder:

      A recent WALL STREET JOURNAL article noted that the current average holding period for a U. S. stock was about seven months. While much of Wall Street and the hedge fund world are rapidly trading stocks to try to capture short term inefficiencies, we have chosen another path - the road not taken. Our goal is to invest in companies with good growth opportunities for a two to five year period or longer. We believe this approach allows us to reduce trading costs over the near term and increase our exposure to good growth companies over the longer term.

      Consequently, our portfolio turnover (the percentage of the portfolio we sell every year and re-invest the proceeds in different companies) is much lower than the average mutual fund or hedge fund because we try to invest strategically. In addition, we receive cash flow from new investors that we also invest in new companies.

      Since we are investing in the Rocky Mountain region, we are investing in an area that is younger than much of the country. Many of the states became states later than the rest of the country.

                         Arizona         1912
                         Colorado        1876
                         Idaho           1890
                         Montana         1889
                         Nevada          1864
                         New Mexico      1912
                         Utah            1896
                         Wyoming         1890

      In addition, it was not until air conditioning in the 1940's that the more southern states in the region developed.

      Many companies in the region tend to be on the smaller side since they have been under development for a shorter period of time. Approximately half of the public companies in the region are small or microcap companies (under $2 billion in market capitalization.) We believe that this is one of the key reasons why it is attractive to invest in the Rocky Mountain area. Many of the companies located here tend to be in a growth phase of their development. Our goal is to participate in this growth.


                      NOT A PART OF THE SEMI-ANNUAL REPORT

      Examples of companies in which we have been able to participate in the growth phase of the company over time include:

                                     INITIAL
                                     PURCHASE         AVERAGE          PRICE
                                       DATE        PURCHASE PRICE    ON 6/29/07

      Questar                        05/15/00          $14.56         $52.85
      Station Casinos                12/24/02           30.17          86.80
      Coldwater Creek                03/14/03            1.94          23.23
      Myriad Genetics                03/17/03           17.66          37.19
      Ventana Medical                04/04/03           26.77          77.27

      Watching these companies grow and develop and contribute to our region has been very rewarding. Let us share with you our thoughts on each of them.

      QUESTAR has done an outstanding job developing its exploration and production business in the Rockies. It is a major natural gas producer in Utah and Wyoming. STATION CASINOS has benefited from its extensive holdings of Las Vegas real estate and its business of building and managing casinos for itself and others.

      COLDWATER CREEK has been an innovator in the retail industry, optimizing its use of three channels of distribution - the Internet, its catalogues and its stores. MYRIAD GENETICS has identified a number of genes which cause different types of cancer and other diseases and tests to find the genes. In addition this company has several promising drugs under development including an Alzheimer's drug and a brain cancer drug which delivers a lot of medication through the blood brain barrier. VENTANA MEDICAL, with its affiliation with the Arizona Cancer Center in Tucson, has become a global leader in cancer cell diagnostics technology.

      Not every investment turns out well. As a result, two or three times a year we eliminate companies from the portfolio for various reasons. Managements do not perform well or the competitive environment for a company changes, causing the outlook to deteriorate significantly. In those cases we sell our position.

      We also lose companies to takeovers. This year this is the case with some good companies including Kinder Morgan and Station Casinos.

      However, we are encouraged by the companies that we are finding in the Rocky Mountain Region.

      We appreciate your continued support of Aquila Rocky Mountain Equity Fund. We will do our best to produce favorable results over the future as we participate in the growth rate of the companies within the Rocky Mountain region.

                                   Sincerely,


/s/ Barbara S. Walchli                           /s/ Lacy B. Herrmann

Barbara S. Walchli                               Lacy B. Herrmann
Senior Vice President and Portfolio Manager      Founder and Chairman Emeritus

                      NOT A PART OF THE SEMI-ANNUAL REPORT

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

                               SEMI-ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of 5.70%, without provision for sales charges but reflecting contractually waived management fees, for the six months ended June 30, 2007. This compares to the S&P 500 with a total return of 6.96% and the Russell 2000 with a total return of 6.45%. The Russell Microcap Index, representing companies with market capitalizations below $300 million had a total return of 4.28%

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in companies in a specific region - the eight contiguous states in the Rocky Mountain area of our country. On June 30, 19.5% of the equity investments in the Fund were in companies with a market capitalization of over $10 billion (large cap companies), 40.7% were in companies with a market capitalization between $2 billion and $10 billion (mid cap) and 35.3% were in companies with market capitalizations between $300 million and $2 billion (small cap). In addition 4.5% of the equity investments in the Fund were in companies with market capitalizations below $300 million (micro cap).

      At the end of June, we had holdings of 61 companies in the portfolio across a broad number of industries throughout the Rocky Mountain region. We work to hold our individual position sizes to around 5% or less of the portfolio and try to diversify the Fund across industries. We believe this diversification helps to control specific security risk as well as industry risk. Our largest individual position size on June 30 was Microchip Technologies at 4.06% of the portfolio. Microchip is an electronics company based in Chandler, Arizona that designs and manufactures microcontrollers for use in products in many industries and countries.

      We continue to strive to invest the Fund strategically since we believe that trading and transaction costs do matter. We prefer to do our own research, focusing on the two to five year time frame. We continue to look for the best businesses and management teams in the Rocky Mountain Region to invest in for our shareholders. Portfolio turnover for the past three years has averaged under 10%.

      During the first half of 2007, the five best performing stocks in the Fund came from four different states and five industries. The best performing stock was Ventana Medical headquartered in Tucson, Arizona, up 79.6% due to a takeover offer by Roche. Ventana Medical is the global leader in cancer diagnostics and has a close technology relationship with the Arizona Cancer Center in Tucson. Sonic Innovations, headquartered in Salt Lake City, was up 68.0% after improved performance following a management change. Studies have shown that Sonic's hearing aids have superior voice quality.

      The third best performing stock was Avnet up 55.3%. Avnet is a global electronics distributor which has been benefiting from an acquisition and improved capital spending disciplines. Several years ago Avnet moved its corporate headquarters from Pennsylvania to Tempe, Arizona and is located about two miles from the Arizona State University campus. ASU's business school is rated #3 nationwide in supply chain management.

      The fourth best performing stock, up 43.8%, was MGM Mirage based in Las Vegas, Nevada. The hotel industry has been receiving a lot of attention due to its strong cash flow. The fifth best performing stock was Discovery Holding Company based in Englewood, Colorado, up 42.9%. Discovery has a new CEO who is focusing and streamlining the company. Discovery owns the Discovery Channel and the Learning Channel among others and has recently started a new channel, Planet Green which is drawing strong support from advertisers.

      The four worst performing stocks were also from different industries and states. The worst performing, Shuffle Master Inc., headquartered in Las Vegas was down 36.6% after disappointing results from a joint venture. The company, which has been trying to develop a number of new products and businesses, has strengthened its management team. The second worst performing stock was Nighthawk Radiology, based in Coeur D'Alene, Idaho. The stock was down 29.2% after also reporting disappointing earnings. The company has been investing in new products and is opening a new office for radiologists in San Francisco which has put short term pressure on margins.

      The third worst performing stock was Semitool, a semiconductor equipment company headquartered in Kalispell, Montana. The stock declined 27.8% as semiconductor companies deferred orders due to short term weakness in the memory market. Merit Medical based in South Jordan, Utah declined 24.5% as it has brought on new capacity and products which has also put short term pressure on margins. Although the short term performance of these four companies has hurt our performance in the first half, we believe their new products and improving earnings should help our performance in the second half of 2007 and 2008.

      During the second half of 2007 our focus will continue to be to invest in what we deem to be the best businesses in the region for the intermediate to longer term. As the U.S. economy has slowed we have seen more investor interest in growth stocks, companies that can grow even in a slow economy. We are pleased with the quality of the businesses that we are finding in the Rocky Mountain region. The smaller and mid-size companies we own may be able to be more nimble in a slowing economy. Since we also work to own companies with above average return on assets and strong cash flow, some of our companies also have strong share buy back programs in place.

      We are seeing more interest in media stocks, in selected health care stocks and technology as well. Now that the iPhone has been introduced, Intel has introduced its new chip set for laptops and Microsoft has had six months to work the bugs out of Vista, we are seeing signs of strength in technology. Memory semiconductor prices have been moving up.

      In the first six months of 2007 we have lost three of our companies to takeovers and added three new companies to the portfolio. We have looked for companies with unique products that we believe have the potential to grow even though the overall economy is slowing. We have added a publishing company with data bases in global energy, security and engineering industries, IHS Inc., headquartered in Englewood, Colorado. We have also added two Colorado telecommunications companies, Qwest and Level 3 Communications that have broadband resources. Due to new applications such as video, some analysts are projecting that the Internet may grow at a 300-500% rate over the next few years.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

                                                                                              MARKET
     SHARES       COMMON STOCKS (92.2%)                                                       VALUE
--------------    --------------------------------------------------------------------    ------------
                  BASIC INDUSTRY (10.5%)
        30,000    Allied Waste Industries, Inc.+ .....................................    $    403,800
        16,000    Ball Corp. .........................................................         850,720
         3,000    Freeport-McMoRan Copper & Gold, Inc. ...............................         248,460
        38,000    Knight Transportation, Inc. ........................................         736,440
        11,000    Newmont Mining Corp. ...............................................         429,660
        17,000    SkyWest, Inc. ......................................................         405,110
                                                                                          ------------
                                                                                             3,074,190
                                                                                          ------------

                  BUSINESS SERVICES (2.8%)
         5,000    IHS, Inc. (Class A)+ ...............................................         230,000
        14,000    Insight Enterprises, Inc.+ .........................................         315,980
         3,000    OfficeMax, Inc. ....................................................         117,900
         4,000    Viad Corp. .........................................................         168,680
                                                                                          ------------
                                                                                               832,560
                                                                                          ------------

                  CAPITAL SPENDING (6.5%)
         5,000    Dynamic Materials Corp.+ ...........................................         187,500
        30,000    Mity Enterprises, Inc.+ ............................................         643,800
        18,000    Mobile Mini, Inc.+ .................................................         525,600
        24,000    Radyne Corp.+ ......................................................         256,080
        32,000    Semitool, Inc.+ ....................................................         307,520
                                                                                          ------------
                                                                                             1,920,500
                                                                                          ------------

                  CONSUMER CYCLICALS (0.8%)
          5,000   M.D.C. Holdings, Inc. ..............................................         241,800
                                                                                          ------------

                  CONSUMER SERVICES (19.6%)
        36,000    Coldwater Creek, Inc.+ .............................................         836,280
         6,000    Comcast Corp. (Special Class A)+ ...................................         167,760
        18,000    EchoStar Communications Corp. (Class A)+ ...........................         780,660
        16,000    International Game Technology ......................................         635,200
         7,000    Las Vegas Sands Corp.+ .............................................         534,730
         3,000    Liberty Global, Inc. Series A+ .....................................         123,120
         2,000    Liberty Media Capital Series A+ ....................................         235,360
         9,000    Liberty Media Interactive Series A+ ................................         200,970
        11,000    MGM Mirage+ ........................................................         907,280
        15,000    PetSmart, Inc. .....................................................         486,750
        20,000    Shuffle Master, Inc.+ ..............................................         332,000
         6,000    Station Casinos, Inc. ..............................................         520,800
                                                                                          ------------
                                                                                             5,760,910
                                                                                          ------------

                                                                                             MARKET
    SHARES        COMMON STOCKS (CONTINUED)                                                   VALUE
--------------    --------------------------------------------------------------------    ------------
                  CONSUMER STAPLES (2.5%)
        18,000    Discovery Holding Co. Class A+ .....................................    $    413,820
         5,000    P.F. Chang's China Bistro, Inc.+ ...................................         176,000
         8,000    Rocky Mountain Chocolate Factory, Inc. .............................         127,040
                                                                                          ------------
                                                                                               716,860
                                                                                          ------------

                  ENERGY (5.5%)
        12,000    Bill Barrett Corp.+ ................................................         441,960
        14,000    Cimarex Energy Co. .................................................         551,740
        12,000    Questar Corp. ......................................................         634,200
                                                                                          ------------
                                                                                             1,627,900
                                                                                          ------------

                  FINANCIAL (11.8%)
        25,000    First State Bancorporation .........................................         532,250
        25,500    Glacier Bancorp, Inc. ..............................................         518,925
        28,000    Janus Capital Group, Inc. ..........................................         779,520
         9,000    MoneyGram International, Inc. ......................................         251,550
        10,000    Wells Fargo & Company ..............................................         351,700
        20,000    Western Union Co. ..................................................         416,600
         8,000    Zions Bancorporation ...............................................         615,280
                                                                                          ------------
                                                                                             3,465,825
                                                                                          ------------

                  HEALTH CARE (18.0%)
        22,000    Array BioPharma, Inc.+ .............................................         256,740
        22,000    Medicis Pharmaceutical Corp. (Class A) .............................         671,880
        60,000    Merit Medical Systems, Inc.+ .......................................         717,600
        20,000    Myriad Genetics, Inc.+ .............................................         743,800
        30,000    NightHawk Radiology Holdings, Inc.+ ................................         541,500
        14,000    Providence Service Corp.+ ..........................................         374,080
        20,000    Sonic Innovations, Inc.+ ...........................................         175,000
        30,000    Spectranetics Corp.+ ...............................................         345,600
         7,000    USANA Health Services, Inc.+ .......................................         313,180
        15,000    Ventana Medical Systems, Inc.+ .....................................       1,159,050
                                                                                          ------------
                                                                                             5,298,430
                                                                                          ------------

                  TECHNOLOGY (12.3%)
        24,000    Avnet, Inc.+ .......................................................         951,360
        46,000    CIBER, Inc.+ .......................................................         376,280

                                                                                             MARKET
    SHARES        COMMON STOCKS (CONTINUED)                                                   VALUE
--------------    --------------------------------------------------------------------    ------------
                  TECHNOLOGY (CONTINUED)
        14,000    JDA Software Group, Inc.+ ..........................................    $    274,820
        30,000    Level 3 Comm Inc.+ .................................................         175,500
        32,000    Microchip Technology, Inc. .........................................       1,185,280
        38,000    Micron Technology, Inc.+ ...........................................         476,140
        11,000    RightNow Technologies, Inc.+ .......................................         180,510
                                                                                          ------------
                                                                                             3,619,890
                                                                                          ------------

                  UTILITIES (1.9%)
         5,000    PNM Resources, Inc. ................................................         138,950
        30,000    Qwest Communications International+ ................................         291,000
         4,000    UniSource Energy Corp. .............................................         131,560
                                                                                          ------------
                                                                                               561,510
                                                                                          ------------

                  Total Common Stocks (cost $17,383,386) .............................      27,120,375
                                                                                          ------------

                  INVESTMENT COMPANIES (7.1%)
     1,050,000    AIM S-T Invest. Co. Prime Port. Inst. Cl. Money Market Fund ........       1,050,000
     1,050,000    JP Morgan Liquid Assets Money Market Fund ..........................       1,050,000
                                                                                          ------------
                  Total Investment Companies (cost $2,100,000) .......................       2,100,000
                                                                                          ------------

                  Total Investments (cost $19,483,386*) ..................       99.3%      29,220,375
                  Other assets less liabilities ..........................        0.7          192,794
                                                                               ------     ------------
                  Net Assets .............................................      100.0%    $ 29,413,169
                                                                               ======     ============

                                                                PERCENT OF
       PORTFOLIO DISTRIBUTION (UNAUDITED)                        PORTFOLIO
       ----------------------------------                        ---------
         ROCKY MOUNTAIN REGION
         ---------------------
         Arizona                                                   27.6%
         Colorado                                                  25.5
         Idaho                                                      6.4
         Montana                                                    3.5
         Nevada                                                    10.0
         New Mexico                                                 2.3
         Utah                                                      14.5
                                                                 ------
                                                                   89.8
         Investments in other states                                3.0
         Investment Companies                                       7.2
                                                                 ------
                                                                  100.0%
                                                                 ======

*     Cost for Federal income tax and financial reporting purposes is identical.
+     Non-income producing security.

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2007 (UNAUDITED)

ASSETS
     Investments at market value (cost $19,483,386) ...................................      $ 29,220,375
     Cash .............................................................................           249,156
     Receivable for Fund shares sold ..................................................            19,700
     Prepaid expenses .................................................................            11,912
     Dividends receivable .............................................................            11,764
     Receivable from Manager ..........................................................             1,564
     Other assets .....................................................................             3,644
                                                                                             ------------
         Total assets .................................................................        29,518,115
                                                                                             ------------
LIABILITIES
   Payable for Fund shares redeemed ...................................................            77,654
   Payable for investment securities purchased ........................................            16,050
   Distribution and service fees payable ..............................................             7,934
   Accrued expenses ...................................................................             3,308
                                                                                             ------------
      Total liabilities ...............................................................           104,946
                                                                                             ------------
NET ASSETS ............................................................................      $ 29,413,169
                                                                                             ============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share       $      8,642
   Additional paid-in capital .........................................................        18,286,700
   Net unrealized appreciation on investments (note 4) ................................         9,736,989
   Net Investment loss ................................................................           (85,515)
   Accumulated net realized gain on investments .......................................         1,466,353
                                                                                             ------------
                                                                                             $ 29,413,169
                                                                                             ============
CLASS A
   Net Assets .........................................................................      $ 24,129,459
                                                                                             ============
   Capital shares outstanding .........................................................           703,171
                                                                                             ============
   Net asset value and redemption price per share .....................................      $      34.32
                                                                                             ============
   Offering price per share (100/95.75 of $34.32 adjusted to nearest cent) ............      $      35.84
                                                                                             ============
CLASS C
   Net Assets .........................................................................      $  3,484,649
                                                                                             ============
   Capital shares outstanding .........................................................           109,910
                                                                                             ============
   Net asset value and offering price per share .......................................      $      31.70
                                                                                             ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................      $      31.70*
                                                                                             ============
CLASS I
   Net Assets .........................................................................      $     30,242
                                                                                             ============
   Capital shares outstanding .........................................................               880
                                                                                             ============
   Net asset value, offering and redemption price per share ...........................      $      34.37
                                                                                             ============
CLASS Y
   Net Assets .........................................................................      $  1,768,819
                                                                                             ============
   Capital shares outstanding .........................................................            50,275
                                                                                             ============
   Net asset value, offering and redemption price per share ...........................      $      35.18
                                                                                             ============

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2007 (unaudited)

INVESTMENT INCOME:

     Dividends ............................................                        $   142,601

Expenses:

     Management fee (note 3) ..............................      $   195,708
     Distribution and service fees (note 3) ...............           47,388
     Trustees' fees and expenses ..........................           40,703
     Registration fees and dues ...........................           39,879
     Transfer and shareholder servicing agent fees (note 3)           29,443
     Legal fees (note 3) ..................................           23,338
     Shareholders' reports ................................           17,272
     Auditing and tax fees ................................            6,447
     Chief compliance officer (note 3) ....................            2,253
     Custodian fees .......................................            1,773
     Insurance ............................................              859
     Miscellaneous ........................................           25,839
                                                                 -----------
     Total expenses .......................................          430,902

     Management fee waived (note 3) .......................         (169,585)
     Expenses paid indirectly (note 5) ....................          (33,201)
                                                                 -----------
     Net expenses .........................................                            228,116
                                                                                   -----------

     Net investment loss ..................................                            (85,515)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions         1,285,445
     Change in unrealized appreciation on investments .....          377,314
                                                                 -----------

     Net realized and unrealized gain (loss) on investments                          1,662,759
                                                                                   -----------
     Net change in net assets resulting from operations ...                        $ 1,577,244
                                                                                   ===========

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                JUNE 30, 2007       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2006
                                                              ----------------   -----------------
OPERATIONS:
   Net investment loss ...................................      $    (85,515)      $   (107,116)
   Net realized gain (loss) from securities transactions .         1,285,445            507,092
   Change in unrealized appreciation on investments ......           377,314          2,302,022
                                                                ------------       ------------
      Change in net assets from operations ...............         1,577,244          2,701,998
                                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
   Class A Shares:
   Net realized gain on investments ......................                --           (267,498)

   Class C Shares:
   Net realized gain on investments ......................                --            (42,980)

   Class I Shares:
   Net realized gain on investments ......................                --               (326)

   Class Y Shares:
   Net realized gain on investments ......................                --            (18,167)
                                                                ------------       ------------
      Change in net assets from distributions ............                --           (328,971)
                                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS (note 7):
   Proceeds from shares sold .............................         2,304,406          7,902,368
   Short-term trading redemption fee .....................                --                849
   Reinvested distributions ..............................                --            217,492
   Cost of shares redeemed ...............................        (2,683,255)        (4,024,372)
                                                                ------------       ------------
      Change in net assets from capital share transactions          (378,849)         4,096,337
                                                                ------------       ------------

      Change in net assets ...............................         1,198,395          6,469,364

NET ASSETS:
   Beginning of period ...................................        28,214,774         21,745,410
                                                                ------------       ------------

   End of period .........................................      $ 29,413,169       $ 28,214,774
                                                                ============       ============

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (unaudited)

1. ORGANIZATION

      Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I shares commenced operations on December 1, 2005. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2006 the Fund decreased undistributed net investment loss by $107,116, and decreased additional paid-in capital by $107,116.

g) ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 required the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would have been recorded as a tax benefit or expense in the current year. FIN 48 was effective for the Fund on June 29, 2007 and there were no uncertain tax positions to be reflected in the Fund's financial statements at June 30, 2007.

      In  September  2006,  FASB issued  FASB  Statement  No.  157,  "Fair Value
      Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on the Fund's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2007, the Fund incurred management fees of $195,708, of which $169,585 was waived. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2007 through December 31, 2007 so that total Fund expenses would not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.52% for Class I Shares or 1.25% for Class Y Shares.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2007, distribution fees on Class A Shares amounted to $29,551 of which the Distributor retained $3,352.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2007, amounted to $13,356. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2007, amounted to $4,452. The total of these payments with respect to Class C Shares amounted to $17,808 of which the Distributor retained $4,002.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2007, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $51 of which $29 related to the Plan and $22 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. The Fund's shares are sold primarily through agreements between the Distributor and various brokerage and advisory firms, with the bulk of sales commissions inuring to such brokerage and advisory firms. For the six months ended June 30, 2007, total commissions on sales of Class A Shares amounted to $40,070 of which the Distributor received $3,930.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2007, the Fund incurred $23,338 of legal fees allocable to Hollyer Brady Barrett & Hines LLP ("Hollyer Brady") and its successor, Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund was a partner at Hollyer Brady and is a shareholder of its successor.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2007, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $3,301,330 and $2,634,092, respectively.

      At June 30, 2007, the aggregate tax cost for all securities was $19,483,386. At June 30, 2007, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $10,134,425 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $397,436 for a net unrealized appreciation of $9,736,989.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. PORTFOLIO ORIENTATION

      The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region consisting of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a) Transactions in Capital Shares of the Fund were as follows:

                                        SIX MONTHS ENDED
                                         JUNE 30, 2007                          YEAR ENDED
                                           (UNAUDITED)                       DECEMBER 31, 2006
                                  -----------------------------       -----------------------------
                                     SHARES            AMOUNT            SHARES            AMOUNT
                                  -----------       -----------       -----------       -----------
CLASS A SHARES:
   Proceeds from shares sold           50,850       $ 1,691,653           184,088       $ 5,717,458
   Reinvested distributions                --                --             5,662           183,463
   Cost of shares redeemed .          (59,785)       (1,982,828)          (78,130)       (2,412,241)
                                  -----------       -----------       -----------       -----------
      Net change ...........           (8,935)         (291,175)          111,620         3,488,680
                                  -----------       -----------       -----------       -----------

CLASS C SHARES:
   Proceeds from shares sold           11,406           352,704            44,766         1,305,452
   Reinvested distributions                --                --               705            21,199
   Cost of shares redeemed .          (16,034)         (498,843)          (25,603)         (739,232)
                                  -----------       -----------       -----------       -----------
      Net change ...........           (4,628)         (146,139)           19,868           587,419
                                  -----------       -----------       -----------       -----------

CLASS I SHARES:
   Proceeds from shares sold                9               300                32             1,000
   Reinvested distributions                --                --                10               326
   Cost of shares redeemed .               --                --                --                --
                                  -----------       -----------       -----------       -----------
      Net change ...........                9               300                42             1,326
                                  -----------       -----------       -----------       -----------

CLASS Y SHARES:
   Proceeds from shares sold            7,595           259,749            27,839           878,458
   Reinvested distributions                --                --               377            12,504
   Cost of shares redeemed .           (5,935)         (201,584)          (27,134)         (872,899)
                                  -----------       -----------       -----------       -----------
      Net change ...........            1,660            58,165             1,082            18,063
                                  -----------       -----------       -----------       -----------
Total transactions in Fund
   shares ..................          (11,894)      $  (378,849)          132,612       $ 4,095,488
                                  ===========       ===========       ===========       ===========

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2007, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

      The tax character of distributions:

                                                      Year Ended December 31,
                                                      2006               2005
                                                 ------------      ------------

      Long-term capital gain ...............     $    328,971                --

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Accumulated net realized gain ........     $    180,908
      Unrealized appreciation ..............        9,359,675
                                                 ------------
                                                 $  9,540,583
                                                 ============

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  Class A
                                            ---------------------------------------------------------------------------------
                                             Six Months
                                               Ended                             Year Ended December 31,
                                              6/30/07        ----------------------------------------------------------------
                                            (unaudited)        2006          2005          2004          2003          2002
                                            -----------      --------      --------      --------      --------      --------
Net asset value, beginning of period .....    $  32.47       $  29.45      $  27.93      $  24.92      $  17.74      $  20.96
                                              --------       --------      --------      --------      --------      --------

Income (loss) from investment operations:
  Net investment income (loss) + .........       (0.09)         (0.11)        (0.11)        (0.17)        (0.16)        (0.15)
  Net gain (loss) on securities (both
    realized and unrealized) .............        1.94           3.51          1.63          3.18          7.34         (3.07)
                                              --------       --------      --------      --------      --------      --------
  Total from investment operations .......        1.85           3.40          1.52          3.01          7.18         (3.22)
                                              --------       --------      --------      --------      --------      --------

Less distributions (note 8):
  Distributions from capital gains .......          --          (0.38)           --            --            --            --
                                              --------       --------      --------      --------      --------      --------
Net asset value, end of period ...........    $  34.32       $  32.47      $  29.45      $  27.93      $  24.92      $  17.74
                                              ========       ========      ========      ========      ========      ========
Total return (not reflecting sales charge)        5.70%*        11.54%         5.44%        12.08%        40.47%       (15.36)%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $ 24,129       $ 23,121      $ 17,684      $ 13,718      $ 10,345      $  4,242
  Ratio of expenses to average net assets         1.73%**        1.72%         1.59%         1.54%         1.50%         1.52%
  Ratio of net investment loss to average
    net assets ...........................       (0.74)%**      (0.57)%       (0.48)%       (0.72)%       (0.77)%       (0.82)%
  Portfolio turnover rate ................       10.04%*        13.31%         9.78%         8.38%         3.01%         1.81%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

  Ratio of expenses to average net assets         2.68%**        2.70%         3.23%         2.82%         3.25%         4.15%
  Ratio of net investment loss to average
    net assets ...........................       (1.69)%**      (1.55)%       (2.11)%       (1.99)%       (2.51)%       (3.45)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

  Ratio of expenses to average net assets         1.50%**        1.50%         1.50%         1.50%         1.48%         1.50%

                                                                                  Class C
                                            ---------------------------------------------------------------------------------
                                            Six Months
                                               Ended                             Year Ended December 31,
                                              6/30/07        ----------------------------------------------------------------
                                            (unaudited)        2006          2005          2004          2003          2002
                                            -----------      --------      --------      --------      --------      --------
Net asset value, beginning of period .....    $  30.11       $  27.54      $  26.31      $  23.66      $  16.96      $  20.19
                                              --------       --------      --------      --------      --------      --------

Income (loss) from investment operations:
  Net investment income (loss) + .........       (0.19)         (0.32)        (0.30)        (0.35)        (0.30)        (0.28)
  Net gain (loss) on securities (both
    realized and unrealized) .............        1.78           3.27          1.53          3.00          7.00         (2.95)
                                              --------       --------      --------      --------      --------      --------
  Total from investment operations .......        1.59           2.95          1.23          2.65          6.70         (3.23)
                                              --------       --------      --------      --------      --------      --------

Less distributions (note 8):
  Distributions from capital gains .......          --          (0.38)           --            --            --            --
                                              --------       --------      --------      --------      --------      --------
Net asset value, end of period ...........    $  31.70       $  30.11      $  27.54      $  26.31      $  23.66      $  16.96
                                              ========       ========      ========      ========      ========      ========
Total return (not reflecting sales charge)        5.28%*        10.71%         4.68%        11.20%        39.50%       (16.00)%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $  3,485       $  3,449      $  2,607      $  2,235      $  1,835      $    858
  Ratio of expenses to average net assets         2.48%**        2.47%         2.34%         2.29%         2.26%         2.26%
  Ratio of net investment loss to average
    net assets ...........................       (1.49)%**      (1.32)%       (1.24)%       (1.47)%       (1.53)%       (1.56)%
  Portfolio turnover rate ................       10.04%*        13.31%         9.78%         8.38%         3.01%         1.81%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

  Ratio of expenses to average net assets         3.42%**        3.45%         3.98%         3.56%         4.02%         4.95%
  Ratio of net investment loss to average
    net assets ...........................       (2.43)%**      (2.30)%       (2.87)%       (2.74)%       (3.29)%       (4.25)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

  Ratio of expenses to average net assets         2.25%**        2.25%         2.25%         2.25%         2.24%         2.25%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
*     Not annualized
**    Annualized

                See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

                                                               Class I
                                            ------------------------------------------
                                             Six Months
                                               Ended            Year         Period
                                              6/30/07          Ended          Ended
                                            (unaudited)       12/31/06     12/31/05(1)
                                            -----------       --------     -----------
Net asset value, beginning of period .....    $  32.51        $  29.46      $  30.26
                                              --------        --------      --------
Income (loss) from investment operations:
  Net investment income (loss) + .........       (0.07)          (0.08)        (0.02)
  Net gain (loss) on securities
    (both realized and unrealized) .......        1.93            3.51         (0.78)
                                              --------        --------      --------
  Total from investment operations .......        1.86            3.43         (0.80)
                                              --------        --------      --------
Less distributions (note 8):
  Distributions from capital gains .......          --           (0.38)           --
                                              --------        --------      --------
Net asset value, end of period ...........    $  34.37        $  32.51      $  29.46
                                              ========        ========      ========
Total return (not reflecting sales charge)        5.72%*         11.64%        (2.64)%*

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $     30        $     28      $     24
  Ratio of expenses to average net assets         1.65%**         1.64%         1.43%**
  Ratio of net investment income (loss)
    to average net assets ................       (0.67)%**       (0.48)%       (0.64)%**
  Portfolio turnover rate ................       10.04%*         13.31%         9.78%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

  Ratio of expenses to average net assets         2.54%**         2.69%         2.67%**
  Ratio of net investment loss to
    average net assets ...................       (1.55)%**       (1.53)%       (1.89)%**

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets         1.43%**         1.42%         1.42%**

                                                                                   Class Y
                                            ----------------------------------------------------------------------------------
                                            Six Months
                                               Ended                              Year Ended December 31,
                                              6/30/07
                                            (unaudited)         2006          2005          2004          2003          2002
                                            -----------       --------      --------      --------      --------      --------
Net asset value, beginning of period .....    $  33.25        $  30.08      $  28.45      $  25.32      $  17.97      $  21.19
                                              --------        --------      --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income (loss) + .........       (0.04)          (0.03)        (0.05)        (0.11)        (0.10)        (0.10)
  Net gain (loss) on securities
    (both realized and unrealized) .......        1.97            3.58          1.68          3.24          7.45         (3.12)
                                              --------        --------      --------      --------      --------      --------
  Total from investment operations .......        1.93            3.55          1.63          3.13          7.35         (3.22)
                                              --------        --------      --------      --------      --------      --------
Less distributions (note 8):
  Distributions from capital gains .......          --           (0.38)           --            --            --            --
                                              --------        --------      --------      --------      --------      --------
Net asset value, end of period ...........    $  35.18        $  33.25      $  30.08      $  28.45      $  25.32      $  17.97
                                              ========        ========      ========      ========      ========      ========
Total return (not reflecting sales charge)        5.80%*         11.80%         5.73%        12.36%        40.90%       (15.20)%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $  1,769        $  1,616      $  1,430      $  1,661      $  1,400      $    918
  Ratio of expenses to average net assets         1.48%**         1.47%         1.34%         1.29%         1.25%         1.26%
  Ratio of net investment income (loss)
    to average net assets ................       (0.49)%**       (0.31)%       (0.26)%       (0.47)%       (0.51)%       (0.56)%
  Portfolio turnover rate ................       10.04%*         13.31%         9.78%         8.38%         3.01%         1.81%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

  Ratio of expenses to average net assets         2.43%**         2.45%         2.99%         2.56%         3.05%         3.87%
  Ratio of net investment loss to
    average net assets ...................       (1.44)%**       (1.30)%       (1.91)%       (1.75)%       (2.32)%       (3.16)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets         1.25%%**        1.25%         1.25%         1.25%         1.23%         1.25%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
*     Not Annualized
**    Annualized
(1)   Commenced operations on December 1, 2005.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2007

                 ACTUAL
              TOTAL RETURN       BEGINNING        ENDING         EXPENSES
                 WITHOUT          ACCOUNT        ACCOUNT        PAID DURING
             SALES CHARGES(1)      VALUE          VALUE         THE PERIOD(2)
--------------------------------------------------------------------------------
Class A         5.70%           $1,000.00       $1,057.00       $  7.65
--------------------------------------------------------------------------------
Class C         5.28%           $1,000.00       $1,052.80       $ 11.45
--------------------------------------------------------------------------------
Class I         5.72%           $1,000.00       $1,057.20       $  7.29
--------------------------------------------------------------------------------
Class Y         5.80%           $1,000.00       $1,058.00       $  6.38
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.43% AND 1.25% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2007

             HYPOTHETICAL
              ANNUALIZED        BEGINNING         ENDING          EXPENSES
                TOTAL            ACCOUNT         ACCOUNT        PAID DURING
                RETURN            VALUE           VALUE         THE PERIOD(1)
--------------------------------------------------------------------------------
Class A         5.00%           $1,000.00       $1,017.36       $  7.50
--------------------------------------------------------------------------------
Class C         5.00%           $1,000.00       $1,013.64       $ 11.23
--------------------------------------------------------------------------------
Class I         5.00%           $1,000.00       $1,017.70       $  7.15
--------------------------------------------------------------------------------
Class Y         5.00%           $1,000.00       $1,018.60       $  6.26
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.43% AND 1.25% FOR THE FUND'S CLASS A, C , I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE SUB-ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until June 30, 2008 of the Sub-Advisory and Administration Agreement (the "Sub-Advisory Agreement") between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2007. At a meeting called and held for that purpose at which the independent Trustees were present in person, the following materials were considered:

      o     Copies of the agreement to be renewed;

      o     A term sheet describing the material terms of the agreement;

      o     The Annual Report of the Fund for the year ended December 31, 2006;

      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees reviewed materials relevant to, and considered, the following factors:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that Ms. Barbara Walchli, whom the Manager employs as portfolio manager for the Fund, focuses on approximately 300-400 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board determined it appropriate to consider the Fund's performance. The Board reviewed each aspect of the Fund's performance and compared its performance with that of various benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the indices, the Fund has had investment performance that is generally comparable to that of the benchmarks for the period 1996-2006.

      The Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group selected by a detailed screening process which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund.

      The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by the peer group.

      The Board noted that a significant portion of the sub-advisory fee had been waived. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2007 through December 31, 2007 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.52% for Class I Shares and 1.25% for Class Y Shares.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be renewed at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as it would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Fundssm produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      Proxy Voting and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/EquityFunds/armef/armefmain.htm or on the SEC's Web site - http://www.sec.gov

--------------------------------------------------------------------------------

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC 380
  Madison Avenue, Suite 2300 New York, New York 10017

BOARD OF TRUSTEES TUCKER
  Hart Adams, Chair Gary C. Cornia Grady Gammage, Jr.
  Diana P. Herrmann
  Glenn P. O'Flaherty

OFFICERS
  Diana P. Herrmann, President
  Barbara S. Walchli, Senior Vice President and Portfolio Manager
  Marie E. Aro, Senior Vice President
  Kimball L. Young, Senior Vice President
  R. Lynn Yturri, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC Inc.
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.


ITEM 2.  CODE OF ETHICS.

	Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

	Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.


 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
September 6, 2007



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
September 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
September 6, 2007



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 6, 2007



AQUILA ROCKY MOUNTAIN EQUITY FUND

EXHIBIT INDEX


(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.